Final                        2/5/2025

Financial Supplement
Fourth Quarter 2024

This document is a statistical supplement to Aflac’s quarterly earnings release. Throughout the presentation, amounts presented may not foot due to rounding. As you review the supplement, please note the non-U.S. GAAP financial measures and definitions found at the back of this document.

The Company adopted the Financial Accounting Standards Board’s Accounting Standard Update 2018-12 Financial Services - Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts, as clarified and amended by (i) ASU 2019-09 Financial Services - Insurance: Effective Date, and (ii) ASU 2020-11 Financial Services - Insurance: Effective Date and Early Application (collectively, “LDTI”) as of January 1, 2023. The amended guidance is applied as of the beginning of the earliest period presented in the Company’s quarterly and annual financial statements, which results in a January 1, 2021 Transition Date. In conjunction with the adoption of LDTI, the Company changed its practice of recording the change in the deferred profit liability (DPL) on products with limited-payment features from the benefits and claims, net line item to the net earned premiums line item in the consolidated statement of earnings. This change in presentation has no impact on net earnings. All quarterly and annual amounts for 2021 and 2022 presented herein reflect these changes for LDTI and DPL.
For more information, contact:
David Young
Phone. 706.596.3264
Aflacir@aflac.com
investors.aflac.com

Aflac Incorporated and Subsidiaries

Share Data
(In Thousands)

		Beginning	Shares Issued		Shares Purchased		Ending	QTD Weighted Avg. Shares			YTD Weighted Avg. Shares
		Shares	Stk. Bon.	Stk. Opt.	Treas.	Misc.	Shares	Avg.	Dilutive	Avg.	Avg.	Dilutive	Avg.
	Period	Outstanding	& DRP	& Misc.	Shares	Purch.(1)	Outstanding	Shares	Shares	Diluted	Shares	Shares	Diluted

2022	1	652,132	259	1,308	8,007	343	645,349	649,753	3,074	652,827	649,753	3,074	652,827
	2	645,349	269	101	11,185	8	634,526	640,707	2,536	643,243	645,205	2,805	648,010
	3	634,526	258	144	11,057	3	623,868	629,350	2,597	631,946	639,862	2,735	642,597
	4	623,868	222	120	8,938	16	615,256	619,845	3,149	622,994	634,816	2,839	637,655

2023	1	615,256	239	1,152	10,348	347	605,952	611,205	2,745	613,950	611,205	2,745	613,950
	2	605,952	259	225	10,461	6	595,969	600,742	2,187	602,929	605,945	2,466	608,411
	3	595,969	210	115	9,390	7	586,897	591,246	2,350	593,596	600,991	2,427	603,419
	4	586,897	191	94	8,698	5	578,479	581,876	3,005	584,881	596,173	2,572	598,745

2024	1	578,479	212	1,320	9,276	457	570,278	574,886	2,596	577,482	574,886	2,596	577,482
	2	570,278	217	186	9,288	24	561,369	564,573	2,265	566,838	569,730	2,430	572,160
	3	561,369	165	75	4,882	10	556,717	557,899	2,515	560,414	565,757	2,459	568,216
	4	556,717	156	77	6,982	4	549,964	552,767	2,716	555,483	562,492	2,523	565,015

(1) Includes previously owned shares used to purchase options (swapped shares) and/or shares purchased for deferred compensation program

Aflac Incorporated and Subsidiaries

Summary of Adjusted Results by Business Segment
(In Millions, except per-share data and where noted)

	Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
								%			%
	2019	2020	2021	2022	2023	2023	2024	Change	2023	2024	Change

Aflac Japan	$3,261	$3,263	$3,755	$3,281	$3,234	$755	$747	(1.1)	$3,234	$3,494	8.0
Aflac U.S.	1,272	1,268	1,356	1,359	1,501	302	330	9.3	1,501	1,419	(5.5)
Corporate and other (1)	(72)	(115)	(293)	(218)	(425)	(318)	(4)		(425)	32
Pretax adjusted earnings	4,461	4,416	4,819	4,422	4,310	739	1,073	45.2	4,310	4,945	14.7
Income taxes (1)	1,147	864	893	808	577	7	208	2,871.4	577	873	51.3
Adjusted earnings (2)	3,314	3,552	3,925	3,614	3,733	732	865	18.2	3,733	4,072	9.1

Reconciling items:
Adjusted net investment gains (losses)	(15)	(229)	462	447	914	(450)	1,084		914	1,495
Other and non-recurring income (loss) (3)	(1)	(28)	(73)	1	39	—	(22)		39	(23)
Income tax benefit (expense) on items excluded from adjusted earnings (4)	3	72	(83)	357	(26)	(14)	(25)		(26)	(101)
Tax reform adjustment (5)	4	—	—	—	—	—	—		—	—
Tax valuation allowance release (6)	—	1,411	—	—	—	—	—		—	—
Net earnings	$3,304	$4,778	$4,231	$4,418	$4,659	$268	$1,902	609.7	$4,659	$5,443	16.8

Effective Tax rate	25.7%	(14.9)%	18.7%	9.3%	11.5%	7.4%	10.9%		11.5%	15.2%

Earnings per share of common stock:
Net earnings (basic)	$4.45	$6.69	$6.28	$6.96	$7.81	$0.46	$3.44	647.8	$7.81	$9.68	23.9
Net earnings (diluted)	4.43	6.67	6.25	6.93	7.78	0.46	3.42	643.5	7.78	9.63	23.8

Adjusted earnings (basic) (2)	$4.46	$4.98	$5.83	$5.69	$6.26	$1.26	$1.56	23.8	$6.26	$7.24	15.7
Adjusted earnings (diluted) (2)	4.44	4.96	5.80	5.67	6.23	1.25	1.56	24.8	6.23	7.21	15.7

(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $46 and $174 for the three-month periods and $165 and $343 for the twelve-month periods ended December 31, 2024, and 2023, respectively, is included as a reduction to net investment income. Tax credits on these investments of $22 and $163 for the three-month periods and $164 and $334 for the twelve-month periods ended December 31, 2024, and 2023, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.

(2) See non-U.S. GAAP financial measures for definition of adjusted earnings.
(3) Foreign currency gains and losses for all periods have been reclassified from Other and non-recurring income (loss) to Net investment gains and losses.
(4) Primarily reflects release of $452 in deferred taxes in 2022

(5) The impact of Tax Reform was adjusted in 2018 for return-to-provision adjustments, various amended returns filed by the Company, and final true-ups of deferred tax liabilities. Further impacts were recorded in 2019 as a result of additional guidance released by the IRS.

(6) Tax benefit recognized in 2020 represents the release of valuation allowances on deferred tax benefits related to foreign tax credits.

Aflac Incorporated and Subsidiaries

Consolidated Statements of Earnings - U.S. GAAP
(In Millions, except per-share data)

	Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
								%			%
	2019	2020	2021	2022	2023	2023	2024	Change	2023	2024	Change
Revenues:
Net earned premiums
Gross premiums	$19,122	$18,955	$17,305	$15,025	$14,318	$3,433	$3,369		$14,318	$13,562
Assumed (ceded)	(342)	(333)	(210)	(124)	(195)	(48)	(38)		(195)	(122)
Total net earned premiums (1)	18,780	18,622	17,095	14,901	14,123	3,385	3,331	(1.6)	14,123	13,440	(4.8)
Net investment income	3,578	3,638	3,818	3,656	3,811	865	1,016	17.5	3,811	4,116	8.0
Net investment gains (losses) (2)	(135)	(270)	468	363	590	(511)	1,032		590	1,271
Other income (2)	84	157	173	220	177	38	24		177	100
Total revenues	22,307	22,147	21,554	19,140	18,701	3,777	5,403	43.1	18,701	18,927	1.2

Benefits and Claims:
Benefits and claims, net
Incurred claims -direct	9,279	9,364	8,949	8,271	8,005	1,959	2,033		8,005	8,281
Incurred claims -assumed (ceded)	(372)	(296)	(147)	(108)	(177)	(51)	(38)		(177)	(95)
Increase in FPB (3)-direct	2,952	2,707	1,819	888	594	96	(37)		594	(184)
Increase in FPB (3)-assumed (ceded)	83	21	3	51	172	171	7		172	5
Total net benefits and claims, excluding reserve remeasurement	N/A	N/A	10,623	9,102	8,594	2,174	1,966		8,594	8,008
Reserve remeasurement (gain) loss	N/A	N/A	(147)	(215)	(383)	(71)	(43)		(383)	(558)
Total net benefits and claims	11,942	11,796	10,476	8,887	8,211	2,103	1,923	(8.6)	8,211	7,450	(9.3)
Acquisition and operating expenses:
Amortization of DAC (4)	1,282	1,214	835	792	816	208	213		816	851
Insurance commissions	1,321	1,316	1,256	1,117	1,052	255	247		1,052	998
Insurance expenses	3,089	3,420	3,541	3,249	3,165	876	835		3,165	3,014
Interest expense	228	242	238	226	195	46	50		195	197
Total acquisition and operating expenses	5,920	6,192	5,870	5,384	5,228	1,385	1,345	(2.9)	5,228	5,060	(3.2)
Total benefits and expenses	17,862	17,988	16,346	14,271	13,439	3,488	3,268	(6.3)	13,439	12,510	(6.9)

Pretax earnings	4,445	4,159	5,208	4,869	5,262	289	2,135		5,262	6,417

Income tax expense (benefit) (5)	1,141	(619)	977	451	603	21	233		603	974

Net earnings	$3,304	$4,778	$4,231	$4,418	$4,659	$268	$1,902	609.7	$4,659	$5,443	16.8

(1) Includes a gain (loss) of $(1) and $(2) for the three-month periods and $(81) and $20 for the twelve-month periods ended December 31, 2024 and 2023, respectively, related to remeasurement of the deferred profit liability for limited-payment contracts.

(2) Foreign currency gains and losses for all periods have been reclassified from Other income to Net investment gains and losses for consistency with current period presentation.
(3) Future policy benefits
(4) Deferred acquisition costs
(5) Primarily reflects release of $452 in deferred taxes in 2022

Aflac Incorporated and Subsidiaries

Analysis of Net Earnings and Net Earnings Per Diluted Share
(In Millions, except for per-share data)

								Other and	Foreign
			Net	Other and Non-	Foreign	Net	Net	Non-Recurring	Currency
		Net	Investment	Recurring	Currency	Earnings	Investment	Items	Impact
	Period	Earnings	Gains (Losses) (1)	Items (1)(3)(4)	Impact (2)	Per Share	Gains (Losses) (1)	Per Share (1)(3)(4)	Per Share (2)

	2019	3,304	(13)	3	15	4.43	(.02)	.01	.02
	2020	4,778	(181)	1,407	31	6.67	(.25)	1.96	.04
	2021	4,231	365	(59)	(42)	6.25	.54	(.09)	(.06)
	2022	4,418	803	1	(262)	6.93	1.26	—	(.41)
	2023	4,659	896	31	(113)	7.78	1.50	.05	(.19)
	2024	5,443	1,389	(18)	(103)	9.63	2.46	(.03)	(.18)

2022	1	1,047	106	(1)	(35)	1.60	.16	—	(.05)
	2	1,394	448	—	(59)	2.17	.70	—	(.09)
	3	1,781	871	1	(97)	2.82	1.38	—	(.15)
	4	196	(621)	—	(70)	.31	(1.00)	—	(.11)

2023	1	1,188	235	—	(41)	1.94	.38	—	(.07)
	2	1,634	653	28	(25)	2.71	1.08	.05	(.04)
	3	1,569	472	2	(33)	2.64	.80	—	(.06)
	4	268	(464)	—	(14)	.46	(.79)	—	(.02)

2024	1	1,879	920	(2)	(44)	3.25	1.59	—	(.08)
	2	1,755	720	—	(37)	3.10	1.27	—	(.07)
	3	(93)	(1,304)	—	(16)	(.17)	(2.33)	—	(.03)
	4	1,902	1,054	(17)	(6)	3.42	1.90	(.03)	(.01)

(1) Items are presented net of tax.
(2) See non-U.S. GAAP financial measures for definition of adjusted earnings excluding current period foreign currency impact

(3) Foreign currency gains and losses and amortized hedge costs/income for all periods have been reclassified from Other income to Net investment gains and losses for consistency with current period presentation.

(4)Tax benefit recognized in the third quarter of 2020 represents the release of valuation allowances on deferred tax benefits related to foreign tax credits.

Aflac Incorporated and Subsidiaries
Consolidated Balance Sheets
(In Millions, except per-share data)

	December 31,
Assets:	2019	2020	2021	2022	2023	2024

Investments and cash:
Securities available for sale:
Fixed maturity securities available for sale, at fair value	$86,950	$101,286	$94,206	$71,936	$69,578	$61,841
Fixed maturity securities available for sale - consolidated variable interest entities, at fair value	4,312	4,596	4,490	3,805	3,712	3,428
Fixed maturity securities held to maturity, at amortized cost, net of allowance for credit losses	30,085	24,464	22,000	19,056	17,819	15,966
Equity securities, at fair value	802	1,283	1,603	1,091	1,088	796
Commercial mortgage and other loans, net of allowance for credit losses	9,569	10,554	11,786	13,496	12,527	10,869
Other investments	1,477	2,429	3,842	4,070	4,530	5,958
Cash and cash equivalents	4,896	5,141	5,051	3,943	4,306	6,229
Total investments and cash	138,091	149,753	142,978	117,397	113,560	105,087

Receivables, net of allowance for credit losses (1)	816	778	672	647	848	779
Accrued investment income	772	780	737	745	731	710
Deferred policy acquisition costs	10,128	10,441	9,848	9,239	9,132	8,758
Property and equipment, net	581	601	538	530	445	387
Other assets, net of allowance for credit losses (1)(2)	2,380	2,733	3,377	3,180	2,008	1,845
Total assets	$152,768	$165,086	$158,150	$131,738	$126,724	$117,566

Liabilities and Shareholders' Equity:
Liabilities:
Total policy liabilities	$106,554	$114,391	$126,331	$96,910	$91,599	$77,508
Notes payable	6,569	7,899	7,956	7,442	7,364	7,498
Income taxes, primarily deferred	5,370	4,661	30	698	154	573
Other liabilities	5,316	4,576	6,802	6,548	5,622	5,889
Total liabilities	123,809	131,527	141,119	111,598	104,739	91,468
Shareholders' equity:
Common stock	135	135	135	135	136	136
Additional paid-in capital	2,313	2,410	2,529	2,641	2,771	2,894
Retained earnings	34,291	37,984	40,963	44,367	47,993	52,277
Accumulated other comprehensive income (loss):
Unrealized foreign currency translation gains (losses)	(1,623)	(1,109)	(1,985)	(3,564)	(4,069)	(4,998)
Unrealized gains (losses) on fixed maturity securities	8,548	10,361	9,602	(702)	1,139	24
Unrealized gains (losses) on derivatives	(33)	(34)	(30)	(27)	(22)	(20)
Effect of change in discount rate assumption(s)	N/A	N/A	(15,832)	(2,100)	(2,560)	2,006
Pension liability adjustment	(277)	(284)	(166)	(36)	(8)	10
Treasury stock	(14,395)	(15,904)	(18,185)	(20,574)	(23,395)	(26,231)
Total shareholders' equity	28,959	33,559	17,031	20,140	21,985	26,098
Total liabilities & shareholders' equity	$152,768	$165,086	$158,150	$131,738	$126,724	$117,566

(1) Certain reclassifications have been made to prior-year amounts to conform to current-year reporting classifications. These reclassifications had no impact on net earnings or total shareholders' equity.
(2) Includes goodwill of $263 million in 2024, $265 million in 2023, $265 million in 2022, $268 million in 2021, $269 million in 2020 and $140 million in 2019

Aflac Incorporated and Subsidiaries

Quarterly Financial Results
(Dollars In Millions, except per-share data)

						Total
		Net	Net		Benefits	Acquisitions	Total			Net EPS		Adj. EPS (1)
		Earned	Inv.	Total	&	&	Pretax	Net	Adjusted
	Period	Premiums	Income	Revenues	Claims, Net	Adj. Exp.	Earn.	Earn.	Earn. (1)	Basic	Dil.	Basic	Dil.

	2019	18,780	3,578	22,307	11,942	5,920	4,445	3,304	3,314	4.45	4.43	4.46	4.44
	2020	18,622	3,638	22,147	11,796	6,192	4,159	4,778	3,552	6.69	6.67	4.98	4.96
	2021	17,095	3,818	21,554	10,476	5,870	5,208	4,231	3,925	6.28	6.25	5.83	5.80
	2022	14,901	3,656	19,140	8,887	5,384	4,869	4,418	3,614	6.96	6.93	5.69	5.67
	2023	14,123	3,811	18,701	8,211	5,228	5,262	4,659	3,733	7.81	7.78	6.26	6.23
	2024	13,440	4,116	18,927	7,450	5,060	6,417	5,443	4,072	9.68	9.63	7.24	7.21

2022	1	4,079	903	5,173	2,483	1,396	1,294	1,047	942	1.61	1.60	1.45	1.44
	2	3,764	937	5,315	2,274	1,333	1,708	1,394	945	2.18	2.17	1.47	1.47
	3	3,535	920	4,704	2,076	1,299	1,329	1,781	910	2.83	2.82	1.45	1.44
	4	3,523	896	3,948	2,054	1,356	538	196	817	.32	.31	1.32	1.31

2023	1	3,688	943	4,800	2,150	1,308	1,342	1,188	953	1.94	1.94	1.56	1.55
	2	3,573	999	5,172	2,098	1,249	1,825	1,634	954	2.72	2.71	1.59	1.58
	3	3,476	1,004	4,950	1,860	1,285	1,805	1,569	1,095	2.65	2.64	1.85	1.84
	4	3,385	865	3,777	2,103	1,385	289	268	732	.46	.46	1.26	1.25

2024	1	3,456	1,000	5,436	2,010	1,256	2,170	1,879	961	3.27	3.25	1.67	1.66
	2	3,325	1,095	5,138	1,921	1,198	2,019	1,755	1,035	3.11	3.10	1.83	1.83
	3	3,328	1,006	2,949	1,595	1,262	92	(93)	1,211	(0.17)	(0.17)	2.17	2.16
	4	3,331	1,016	5,403	1,923	1,345	2,135	1,902	865	3.44	3.42	1.56	1.56

(1) See non-U.S. GAAP financial measures for definition of adjusted earnings.

Aflac Incorporated and Subsidiaries

Quarterly Book Value Per Share
(Dollars In Millions, except per-share data)

		Equity	AOCI		Adjusted BV
		BV Per	BV Per	Adjusted BV	Per Share
	Period	Share	Share	Per Share (1)	% Change

	2019	39.84	9.10	30.74	8.9%
	2020	48.46	12.90	35.56	15.7%
	2021	26.12	(12.90)	39.01	9.7%
	2022	32.73	(10.45)	43.18	10.7%
	2023	38.00	(9.54)	47.55	10.1%
	2024	47.45	(5.41)	52.87	11.2%

2022	1	27.21	(13.09)	40.31	10.1%
	2	30.82	(11.00)	41.82	11.3%
	3	31.97	(12.03)	44.00	14.6%
	4	32.73	(10.45)	43.18	10.7%

2023	1	32.65	(12.01)	44.66	10.8%
	2	34.30	(12.31)	46.61	11.5%
	3	38.63	(9.81)	48.44	10.1%
	4	38.00	(9.54)	47.55	10.1%

2024	1	41.27	(8.95)	50.22	12.4%
	2	46.40	(5.86)	52.26	12.1%
	3	44.60	(6.60)	51.21	5.7%
	4	47.45	(5.41)	52.87	11.2%

(1) See non-U.S. GAAP financial measures for definition of adjusted book value

Aflac Incorporated and Subsidiaries

Return on Equity

	Year ended December 31,

	2019	2020	2021 (4)	2022	2023	2024
U.S. GAAP ROE (1) - Net earnings	12.6%	15.3%	26.7%	23.8%	22.1%	22.6%

Impact of excluding unrealized foreign currency translation gains (losses)	(1.0)	(0.9)	(1.7)	(2.5)	(3.1)	(3.6)
Impact of excluding unrealized gains (losses) on securities and derivatives	3.6	6.2	10.7	4.1	0.2	0.4
Impact of excluding effect on change in discount rate assumptions	N/A	N/A	(18.5)	(8.2)	(1.9)	(0.2)
Impact of excluding pension liability adjustment	(0.1)	(0.2)	(0.2)	(0.1)	—	—

Impact of excluding AOCI	2.5	5.1	(9.7)	(6.8)	(4.9)	(3.4)

U.S. GAAP ROE - less AOCI	15.1	20.3	17.0	17.0	17.2	19.2

Differences between adjusted earnings and net earnings (2)	—	(5.2)	(1.2)	(3.1)	(3.4)	(4.8)

Adjusted ROE - reported (3)	15.2	15.1	15.8	13.9	13.8	14.4

Less: Impact of excluding gains (losses) associated with foreign currency remeasurement (5)	N/A	N/A	0.1	1.0	1.8	2.9

Adjusted ROE, excluding foreign currency remeasurement (5)	N/A	N/A	15.9	14.9	15.6	17.3

(1)	U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders' equity.
(2)	See separate reconciliation of net income to adjusted earnings.
(3)	See non-U.S. GAAP financial measures for definition of adjusted return on equity
(4)	Return on equity calculations for 2021 use beginning retained earnings and accumulated other comprehensive income adjusted for the adoption of LDTI.
(5)	Impact of gains/losses associated with foreign currency remeasurement is calculated by excluding the cumulative [beginning January 1, 2021] foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The impact is the difference of adjusted return on equity - reported compared with adjusted return on equity, excluding from shareholders' equity, gains/losses associated with foreign currency remeasurement

Aflac Incorporated and Subsidiaries

Adjusted Earnings Per Share Excluding Current Period Foreign Currency Impact (1)
(Diluted Basis)

							Change
				QTD	YTD	Excluding	Excluding
				Foreign	Foreign	Foreign	Foreign
		Adjusted		Currency	Currency	Currency	Currency
	Period	EPS(1)	Growth	Impact(1)	Impact(1)	Impact(1)	Impact

	2019	$4.44	6.7%	N/A	.02	$4.42	6.3%
	2020	$4.96	11.7%	N/A	.04	$4.92	10.8%
	2021	$5.80	16.9%	N/A	(.06)	$5.86	18.1%
	2022	$5.67	(2.2)%	N/A	(.41)	$6.08	4.8%
	2023	$6.23	9.9%	N/A	(.19)	$6.43	13.4%
	2024	$7.21	15.7%	N/A	(.18)	$7.39	18.6%

2022	1	$1.44	.7%	(.05)	(.05)	$1.50	4.9%
	2	1.47	—	(.09)	(.15)	1.56	6.1
	3	1.44	(8.3)	(.15)	(.30)	1.59	1.3
	4	1.31	(.8)	(.11)	(.41)	1.43	8.3
		$5.67	(2.2)%			$6.08	4.8%

2023	1	$1.55	7.6%	(.07)	(.07)	$1.62	12.5%
	2	1.58	7.5	(.04)	(.11)	1.62	10.2
	3	1.84	27.8	(.06)	(.17)	1.90	31.9
	4	1.25	(4.6)	(.02)	(.19)	1.28	(2.3)
		$6.23	9.9%			$6.43	13.4%

2024	1	$1.66	7.1%	(.08)	(.08)	$1.74	12.3%
	2	1.83	15.8	(.07)	(.14)	1.89	19.6
	3	2.16	17.4	(.03)	(.17)	2.19	19.0
	4	1.56	24.8	(.01)	(.18)	1.57	25.6
		$7.21	15.7%			$7.39	18.6%

(1) See non-U.S.GAAP financial measures for definition of adjusted earnings and adjusted earnings excluding current period foreign currency impact

Aflac Incorporated and Subsidiaries

Composition of Invested Assets
(In Millions)
	December 31,
	2019	2020	2021	2022	2023	2024

Fixed Maturity Securities(1)	$109,456	$116,056	$107,369	$94,525	$88,508	$80,055

Commercial mortgage and other loans, net of allowance for credit losses (1)
Transitional Real Estate (floating rate)	5,450	5,231	5,246	6,455	5,998	4,703
Middle Market Loans (floating rate)	2,412	3,635	4,601	5,028	4,531	4,283
Commercial Mortgage Loans	1,707	1,688	1,854	1,775	1,697	1,523
Other Loans	—	—	20	238	301	360
Total Commercial mortgage and other loans, net of allowance for credit losses(1)	9,569	10,554	11,721	13,496	12,527	10,869

Equity Securities, at FV through net earnings	802	1,283	1,603	1,091	1,088	796

Alternatives(2)	551	919	1,703	2,107	2,619	3,167

Total Portfolio	$120,378	$128,812	$122,396	$111,219	$104,742	$94,887

Unrealized Gains (Losses) on Invested Assets
(In Millions)
	December 31,
	2019	2020	2021	2022	2023	2024
Fixed Maturity Securities
Available For Sale - Gross Gains	$12,266	$14,771	$13,566	$4,800	$6,050	$5,308
Available For Sale - Gross Losses	(375)	(481)	(239)	(4,528)	(3,449)	(4,128)
Total Available For Sale	11,891	14,290	13,327	272	2,601	1,180

Held to Maturity - Gross Gains	7,519	5,935	4,869	2,154	1,838	815
Held to Maturity - Gross Losses	(10)	—	—	—	—	(9)
Total Held to Maturity	$7,509	$5,935	$4,869	$2,154	$1,838	$806

Credit Ratings on Fixed Maturities
(At Amortized Cost)

	December 31,
Credit Rating	2019	2020	2021	2022	2023	2024
AAA	1.1%	1.0%	1.0%	1.6%	1.6%	1.5%
AA	4.3	4.5	5.1	5.2	5.7	6.0
A	68.6	69.3	68.9	68.0	68.1	68.0
BBB	23.1	21.9	22.5	23.0	22.9	22.9
BB or Lower	2.9	3.3	2.5	2.2	1.7	1.6
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1) Presented at amortized cost, net of reserves beginning in 2020

(2) Presented at carrying value; includes asset classes such as private equity and real estate funds managed by Global Investments; excludes Corporate driven activity, policy loans, short-term investments, real estate owned assets and FHLB equity balances

Aflac Incorporated and Subsidiaries
	Supplemental Investment Data by Segment

							3 Months Ended
	December 31,						December 31,
	2019	2020	2021	2022	2023	2024	2023	2024

Aflac Japan:
Invested assets (in millions)(1)	¥11,784,586	¥11,936,087	¥12,405,531	¥12,617,181	¥12,127,531	¥11,881,515	¥12,127,531	¥11,881,515
Return on average invested assets(2)	2.33%	2.38%	2.72%	2.78%	2.90%	3.33%	3.12%	3.35%
Portfolio book yield at end of period(3)	2.64%	2.59%	2.60%	3.06%	3.18%	3.22%	3.18%	3.22%
Total purchases for period (in millions)(3)	¥1,003,885	¥714,124	¥952,038	¥716,964	¥378,541	¥735,141	¥61,185	¥88,037
New money yield(3)(4)	3.83%	3.75%	3.50%	4.48%	5.18%	6.11%	6.73%	8.01%

Aflac U.S.:
Invested assets (in millions)(1)	$14,036	$14,848	$15,841	$16,772	$17,075	$17.341	$17,075	$17.341
Return on average invested assets(2)	5.70%	4.90%	4.87%	4.72%	4.88%	5.00%	5.04%	5.01%
Portfolio book yield at end of period(3)	5.40%	5.18%	4.94%	5.39%	5.53%	5.58%	5.53%	5.58%
Total purchases for period (in millions)(3)	$1,835	$1,050	$2,130	$1,701	$907	$934	$159	$48
New money yield(3)(4)	4.51%	3.04%	3.41%	5.16%	7.56%	6.90%	7.45%	9.41%

Hedge Costs/Income Metrics (5)(6)

							3 Months Ended
	December 31,						December 31,
	2019	2020	2021	2022	2023	2024	2023	2024
Aflac Japan:
FX hedged notional at end of period (in billions) - forwards (7)	$8.8	$6.0	$6.4	$4.1	$—	$—	$—	$—
FX hedged notional at end of period (in billions) - put options	9.2	13.1	11.6	13.5	24.7	24.2	24.7	24.2
Amortized hedge costs for period (in millions)	(257)	(206)	(76)	(112)	(157)	(26)	(9)	(7)
Corporate and Other (Parent Company):
FX hedged notional at end of period (in billions) - forwards (7)	$4.9	$5.0	$5.0	$5.0	$2.6	$1.8	$2.6	$1.8
FX hedged notional at end of period (in billions) - put options	2.0	2.0	1.9	2.6	0.5	—	0.5	—
Amortized hedge income (costs) for period (in millions)	89	97	57	68	122	113	30	25

(1) Invested assets, including cash and short term investments, are stated at amortized cost; except for equities, which are at fair value.
(2) Net of investment expenses and amortized hedge costs, year-to-date number reflected on a quarterly average basis
(3) Includes fixed maturity securities, commercial mortgage and other loans, equity securities, and excludes alternative investments in limited partnerships, and any impacts from hedging activities
(4) Reported on a gross yield basis; excludes investment expenses, external management fees, and amortized hedge costs

(5) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income. Further, the metrics in this table are split to show the hedging of the market value of a portion of the USD investments in Japan Segment’s "USD Program" in the "Japan Segment Portfolio Allocation by Currency" table on page 13 of this supplement as well as the corporate hedging activities at Aflac Incorporated

(6) Aflac Japan and the Parent Company utilize foreign currency forwards and options to hedge foreign currency exchange rate risk. The hedge cost/income on the table above reflects our FX forward protection of the hedged USD portfolio, and hedge costs on one sided options used as caps, and on tail-risk put options.

(7) Notional is reported net of any offsetting positions within Aflac Japan or the Parent Company, respectively.

Aflac Incorporated and Subsidiaries

	Japan Segment Portfolio Allocation by Currency (1)
	(Dollars In Millions, U.S. GAAP Basis)

	December 31, 2023		December 31, 2024
	Amortized Cost (3)	Fair Value	Amortized Cost (3)	Fair Value
JGB	$39,151	$40,222	$31,951	$32,844
Other	19,517	20,285	16,867	17,145
Total yen denominated	58,668	60,507	48,818	49,989

USD Program	23,384	25,254	21,303	23,501
Other	2,081	2,902	1,645	2,406
US dollar denominated	25,465	28,156	22,948	25,907

Total	$84,133	$88,663	$71,766	$75,896

	Distribution of Consolidated Fixed Maturities by Sector (2)
			December 31, 2024
(In millions)			Amortized Cost (3)	% of Total
Government and agencies			$34,926	43.6%
Municipalities			2,271	2.8
Mortgage- and asset-backed securities			3,314	4.1
Public utilities			6,716	8.4
Electric			5,354	6.7
Natural Gas			820	1.0
Other			542	.7
Sovereign and supranational			761	1.1
Banks/financial institutions			8,647	10.8
Banking			5,112	6.4
Insurance			1,780	2.2
Other			1,755	2.2
Other corporate			23,420	29.2
Basic Industry			2,017	2.5
Capital Goods			2,612	3.3
Communications			2,521	3.1
Consumer Cyclical			1,862	2.3
Consumer Non-Cyclical			5,500	6.9
Energy			2,058	2.6
Other			1,068	1.3
Technology			3,029	3.8
Transportation			2,753	3.4
Total fixed maturity securities			$80,055	100.0%

(1) The entire U.S. segment investment portfolio is U.S. dollar denominated.

(2)In the first quarter of 2023, the Utility/Energy subsector was combined with the Natural Gas subsector to better reflect the risk characteristics of those issuers and align more closely with industry benchmarks.

(3) Net of reserves

Aflac Incorporated and Subsidiaries

Long-Term Debt Data

Adjusted Leverage Ratios
(In Millions)

	December 31,
	2019	2020	2021	2022	2023	2024

Notes payable	$6,569	$7,899	$7,956	$7,442	$7,364	$7,498
50% of subordinated debentures and perpetual bonds	(408)	(432)	(389)	(337)	(315)	(282)
Pre-funding of debt maturities	(348)	—	—	—	(211)	—
Adjusted debt (1)	5,814	7,467	7,568	7,105	6,839	7,216

Total Shareholders' Equity	28,959	33,559	17,031	20,140	21,985	26,098
Accumulated other comprehensive (income) loss:
Unrealized foreign currency translation (gains) losses	1,623	1,109	1,985	3,564	4,069	4,998
Unrealized (gains) losses on fixed maturity securities	(8,548)	(10,361)	(9,602)	702	(1,139)	(24)
Unrealized (gains) losses on derivatives	33	34	30	27	22	20
Effect on change in discount rate assumptions	N/A	N/A	15,832	2,100	2,560	(2,006)
Pension liability adjustment	277	284	166	36	8	(10)
Adjusted book value (1)	22,344	24,625	25,442	26,569	27,505	29,076

Adjusted capitalization ex-AOCI(1)(2)	$28,565	$32,524	$33,398	$34,011	$34,658	$36,574
Adjusted debt to adjusted capitalization ex-AOCI	20.4%	23.0%	22.7%	20.9%	19.7%	19.7%

Adjusted capitalization(1)(3)	$26,665	$31,131	$31,247	$30,411	$30,581	$31,586
Adjusted debt to adjusted capitalization	21.8%	24.0%	24.2%	23.4%	22.4%	22.8%

Debt Maturities(4)
(In Millions)
December 31, 2024

	≤ 1 year	1 > 5 years	5 > 10 years	10 > 20 years	20 years +	Total

Senior Notes	$—	$1,765	$2,800	$1,046	$1,275	$6,886
Subordinated debt	—	—	—	—	569	569

Total	$—	$1,765	$2,800	$1,046	$1,844	$7,455

(1) See non-U.S. GAAP financial measures for definition of: adjusted debt; adjusted book value; adjusted debt, including 50% of subordinated debentures and perpetual bonds; and adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(2) Adjusted capitalization ex-AOCI is the sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value
(3)Adjusted capitalization is sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(4) Debt maturity amounts do not include discounts, premiums, deferred charges, or capital lease obligations.

Aflac Incorporated and Subsidiaries

Insurer Financial Strength Ratings

	AM Best	Moody's	S&P	JCR	R&I
U.S. Operating Companies

Aflac of Columbus	A+	Aa3	A+	AA	AA

Aflac of New York	A+	_	A+	_	_

Continental American Insurance Company	A+	_	_	_	_

Japan Operating Company

Aflac Life Insurance Japan Ltd.	A+	Aa3	A+	AA	AA

Bermuda Operating Company
Aflac Re Bermuda Ltd.	_	_	_	AA	_

Issuer Credit Ratings

	AM Best	Moody's	S&P	JCR	R&I

Aflac Incorporated

Long-term Senior Debt	a	A3	A-	A+	A+

Junior Subordinated Debt	a-	Baa1	BBB	_	A-

Aflac of Columbus

Long-term Senior Debt	aa	_	A+	AA	_

Aflac Life Insurance Japan, Ltd.

Long-term Senior Debt	aa	_	A+	AA	_

Subordinated Bonds	_	_	_	AA-	_

The outlook for all ratings assigned by A.M. Best, S&P, Moody's and R&I is stable. The outlook for all ratings assigned by JCR is positive.

Aflac U.S.

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
								%			%
	2019	2020	2021	2022	2023	2023	2024	Change	2023	2024	Change

Revenues:
Net earned premiums
Gross premiums	$5,818	$5,762	$5,540	$5,467	$5,669	$1,413	$1,467		$5,669	$5,907
Assumed (ceded)	(11)	(4)	73	103	6	(10)	(27)		6	(78)
Total net earned premiums	5,808	5,758	5,614	5,570	5,675	1,403	1,441	2.7	5,675	5,829	2.7
Adjusted net investment income	720	705	754	755	820	211	213	.9	820	847	3.3
Other income excl. realized foreign
exchange gains (losses)	22	102	121	161	128	25	17		128	63

Total adjusted revenues	6,550	6,565	6,489	6,486	6,623	1,639	1,671	2.0	6,623	6,739	1.8

Benefits and claims:
Benefits and claims, net
Incurred claims -direct	2,611	2,498	2,183	2,245	2,423	626	728		2,423	2,892
Incurred claims -assumed (ceded)	(5)	(1)	89	104	17	(3)	(33)		17	(75)
Increase in FPB -direct	268	271	463	326	280	47	(6)		280	—
Increase in FPB -assumed (ceded)	(2)	(3)	(11)	4	(5)	(3)	1		(5)	4
Total benefits and claims, net, excluding reserve remeasurement	N/A	N/A	2,724	2,679	2,715	667	691		2,715	2,821
Reserve remeasurement (gain) loss	N/A	N/A	(85)	(124)	(284)	(41)	(24)		(284)	(95)
Total benefits and claims, net	2,871	2,765	2,639	2,555	2,431	626	667	6.5	2,431	2,726	12.1

Adjusted expenses:
Amortization of deferred policy
acquisition costs	573	570	442	455	490	129	134	3.9	490	530	8.2
Insurance commissions	590	576	550	553	561	142	141	(.7)	561	563	.4
Insurance and other expenses	1,244	1,386	1,502	1,564	1,640	442	399	(9.7)	1,640	1,501	(8.5)
Total adjusted expenses	2,407	2,532	2,494	2,573	2,691	712	674		2,691	2,594

Total benefits and adjusted expenses	5,279	5,297	5,132	5,127	5,122	1,338	1,341	.2	5,122	5,320	3.9

Pretax adjusted earnings	$1,272	$1,268	$1,356	$1,359	$1,501	$302	$330	9.3	$1,501	$1,419	(5.5)

Aflac U.S.

Balance Sheets
(In Millions)

	December 31,

	2019	2020	2021	2022	2023	2024
Assets:

Investments and cash	$16,141	$17,949	$18,324	$15,987	$16,718	$16,775
Receivables, net of allowance for credit losses (1)	650	667	574	584	688	671
Accrued investment income	174	172	169	184	183	178
Deferred policy acquisition costs	3,544	3,450	3,366	3,463	3,573	3,656
Other assets (1)	436	626	758	784	698	650

Total assets	$20,945	$22,864	$23,191	$21,002	$21,861	$21,930

Liabilities and Shareholders' Equity:

Future policy benefits	$9,404	$9,674	$14,212	$10,870	$11,234	$10,584
Policy and contract claims	1,779	2,010	151	200	258	376
Other policy liabilities	111	126	119	117	107	103
Deferred income taxes	51	235	(328)	(243)	(311)	(231)
Other liabilities	1,803	2,016	2,010	2,080	2,062	2,055
Shareholders' equity	7,796	8,803	7,027	7,978	8,510	9,043

Total liabilities & shareholders' equity	$20,945	$22,864	$23,191	$21,002	$21,861	$21,930

(1) Certain reclassifications have been made to prior-year amounts to conform to current-year reporting classifications. These reclassifications had no impact on net earnings or total shareholders' equity.

Aflac U.S.
Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(Restated to conform to current classifications)
(Dollars In Millions)
		Net				Total		Benefits				Total		Pretax
		Earned	%	Adjusted	%	Adjusted	%	&	%		%	Adjusted	%	Adjusted	%
	Period	Premiums	Change	NII	Change	Revenues	Change	Claims, Net	Change	Amort.	Change	Expenses	Change	Earn.	Change

	2019	5,808	1.8	720	(1.0)	6,550	1.7	2,871	(.6)	573	7.3	2,407	6.0	1,272	(1.0)
	2020	5,758	(.9)	705	(2.1)	6,565	.2	2,765	(3.7)	570	(.5)	2,532	5.2	1,268	(.3)
	2021	5,614	(2.5)	754	7.0	6,489	(1.2)	2,639	(4.6)	442	(22.5)	2,494	(1.5)	1,356	6.9
	2022	5,570	(.8)	755	.1	6,486	—	2,555	(3.2)	455	2.9	2,573	3.2	1,359	.2
	2023	5,675	1.9	820	8.6	6,623	2.1	2,431	(4.9)	490	7.7	2,691	4.6	1,501	10.4
	2024	5,829	2.7	847	3.3	6,739	1.8	2,726	12.1	530	8.2	2,594	(3.6)	1,419	(5.5)

2022	1	1,413	(.6)	184	4.5	1,639	.7	666	(4.3)	114	2.7	640	6.7	333	.6
	2	1,394	(1.0)	193	2.1	1,628	.1	658	(4.6)	113	1.8	627	4.7	343	1.5
	3	1,375	(1.3)	185	(3.1)	1,598	(1.1)	616	4.1	114	3.6	638	3.2	345	(14.8)
	4	1,388	(.2)	192	(2.5)	1,621	.1	614	(7.0)	115	4.5	667	(1.3)	339	20.2

2023	1	1,428	1.1	197	7.1	1,660	1.3	651	(2.3)	119	4.4	657	2.7	352	5.7
	2	1,425	2.2	203	5.2	1,663	2.1	645	(2.0)	120	6.2	648	3.3	369	7.6
	3	1,419	3.2	209	13.0	1,661	3.9	510	(17.2)	122	7.0	674	5.6	478	38.6
	4	1,403	1.1	211	9.9	1,639	1.1	626	2.0	129	12.2	712	6.7	302	(10.9)

2024	1	1,475	3.3	206	4.6	1,699	2.3	686	5.4	132	10.9	658	.2	356	1.1
	2	1,455	2.1	218	7.4	1,684	1.3	680	5.4	132	10.0	621	(4.2)	383	3.8
	3	1,459	2.8	210	.5	1,684	1.4	694	36.1	132	8.2	640	(5.0)	350	(26.8)
	4	1,441	2.7	213	.9	1,671	2.0	667	6.5	134	3.9	674	(5.3)	330	9.3

Aflac U.S.

Operating Ratios
(Before Management Fee)

		12-Mo. Rolling			Total Adjusted	Combined	Pretax
		Premium	Tot. Ben./	Amort./	Expenses/	Ratio/	Profit
	Period	Persistency (1)	Premium	Premium	Total Adj. Rev.	Total Adj. Rev.	Margin

	2019	77.7	49.4	9.9	36.7	80.6	19.4
	2020	79.3	48.0	9.9	38.6	80.7	19.3
	2021	79.7	47.0	7.9	38.4	79.1	20.9
	2022	77.3	45.9	8.2	39.7	79.0	21.0
	2023	78.6	42.8	8.6	40.6	77.3	22.7
	2024	79.3	46.8	9.1	38.5	78.9	21.1

2022	1	78.7	47.1	8.1	39.0	79.7	20.3
	2	78.1	47.2	8.1	38.5	78.9	21.1
	3	77.9	44.8	8.3	39.9	78.4	21.6
	4	77.3	44.2	8.3	41.1	79.1	20.9

2023	1	77.9	45.6	8.3	39.6	78.8	21.2
	2	78.2	45.3	8.4	39.0	77.8	22.2
	3	78.7	35.9	8.6	40.6	71.2	28.8
	4	78.6	44.6	9.2	43.4	81.6	18.4

2024	1	78.7	46.5	8.9	38.7	79.0	21.0
	2	78.7	46.7	9.1	36.9	77.3	22.7
	3	78.9	47.6	9.0	38.0	79.2	20.8
	4	79.3	46.3	9.3	40.3	80.3	19.7

(1) Includes Network Dental & Vision, Consumer Markets, and Group Premier Life, Absence Management, and Disability Solutions products beginning in the first quarter of 2021

Aflac U.S.

Aflac U.S. Sales Results
(Dollars In Millions)

		Annl.		New Annl.
		Prem.	%	Prem.	%
	Period	In Force	Change	Sales	Change

	2019	6,301	1.1	1,580	(1.3)
	2020	6,099	(3.2)	1,093	(30.8)
	2021	6,003	(1.6)	1,278	16.9
	2022	5,967	(.6)	1,483	16.1
	2023	6,161	3.3	1,558	5.0
	2024	6,383	3.6	1,543	(1.0)

2022	1	5,942	(1.4)	299	19.0
	2	5,926	(1.0)	305	15.6
	3	5,889	(.7)	334	11.8
	4	5,967	(.6)	545	17.4

2023	1	6,023	1.4	315	5.3
	2	6,064	2.3	324	6.4
	3	6,062	2.9	359	7.5
	4	6,161	3.3	559	2.6

2024	1	6,211	3.1	298	(5.2)
	2	6,239	2.9	331	2.0
	3	6,265	3.3	379	5.5
	4	6,383	3.6	534	(4.5)

Aflac U.S.

Aflac U.S. Product Mix
(New Annualized Premium Sales, Dollars in Millions)

			% of		% of		% of	Critical	% of	Hospital	% of	Dental/	% of
	Period	Disability	Total	Life	Total	Accident	Total	Care(1)	Total	Indemnity	Total	Vision	Total	Total
	2019	355	22.5	97	6.1	450	28.5	346	21.9	263	16.6	69	4.4	1,580
	2020	243	22.3	80	7.3	285	26.1	242	22.2	197	18.0	45	4.1	1,093
	2021	296	23.1	114	9.0	321	25.1	273	21.3	209	16.4	65	5.1	1,278
	2022	378	25.5	156	10.5	338	22.8	299	20.1	226	15.3	85	5.8	1,483
	2023	399	25.6	188	12.0	326	20.9	322	20.7	225	14.5	98	6.3	1,558
	2024	406	26.3	219	14.2	302	19.6	322	20.9	212	13.7	82	5.3	1,543

2022	1	70	23.3	24	7.9	75	25.3	63	21.2	50	16.7	17	5.6	299
	2	77	25.2	26	8.3	75	24.6	63	20.6	45	14.9	19	6.4	305
	3	97	28.9	33	10.0	76	22.6	60	18.1	47	14.1	21	6.3	334
	4	135	24.9	73	13.4	112	20.5	112	20.6	84	15.4	28	5.2	545

2023	1	79	25.2	26	8.3	74	23.5	64	20.5	50	15.9	21	6.6	315
	2	80	24.8	35	10.7	73	22.4	66	20.4	46	14.3	24	7.4	324
	3	101	28.2	54	15.0	72	19.9	67	18.6	45	12.6	20	5.7	359
	4	139	24.8	73	13.0	107	19.2	124	22.2	83	14.9	33	5.9	559

2024	1	69	23.0	32	10.8	67	22.5	66	22.1	45	15.1	19	6.5	298
	2	85	25.7	41	12.4	70	21.2	70	21.1	45	13.7	19	5.9	331
	3	109	28.8	69	18.3	67	17.7	70	18.6	45	11.9	18	4.7	379
	4	143	26.8	77	14.4	97	18.2	115	21.6	76	14.3	25	4.7	534

Aflac U.S. Sales Force Data

					Average	Productivity
					Weekly	(Production/
		Recruited Agents			Producer	Avg. Weekly
	Period	Career	Broker	Total	Equivalents	Producers)
	2019	15,227	3,603	18,830	8,184	193,120
	2020	11,826	1,861	13,687	5,918	184,706
	2021	10,641	5,445	16,086	5,993	213,235
	2022	9,550	1,500	11,050	6,186	239,786
	2023	10,103	1,463	11,566	6,239	249,663
	2024	9,994	1,366	11,360	6,271	256,210

2022	1	1,987	455	2,442	6,061	49,322
	2	2,937	391	3,328	6,067	50,264
	3	2,358	339	2,697	6,010	55,599
	4	2,268	315	2,583	6,607	82,538

2023	1	2,676	348	3,024	6,108	51,525
	2	2,801	399	3,200	6,196	52,361
	3	2,407	431	2,838	6,044	59,425
	4	2,219	285	2,504	6,608	84,645

2024	1	2,330	346	2,676	5,800	51,432
	2	3,113	422	3,535	6,098	54,262
	3	2,553	335	2,888	5,890	64,336
	4	1,998	263	2,261	6,271	85,225

(1) Includes cancer, critical illness, and hospital intensive care products

Aflac Japan

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
								%			%
	2019	2020	2021	2022	2023	2023	2024	Change	2023	2024	Change
Revenues:
Net earned premiums
Gross premiums	¥1,450,586	¥1,409,134	¥1,290,527	¥1,246,657	¥1,212,654	¥298,658	¥289,757		¥1,212,654	¥1,159,719
Assumed (ceded)	(57,974)	(55,926)	(50,864)	(48,578)	(84,838)	(26,573)	(32,332)		(84,838)	(109,719)
Total net earned premiums	1,392,612	1,353,208	1,239,663	1,198,079	1,127,816	272,085	257,425	(5.4)	1,127,816	1,050,000	(6.9)
Net investment income (1)
Yen denominated	142,473	138,397	138,513	149,449	138,073	33,915	31,270	(7.8)	138,073	133,059	(3.6)
US$ denominated	157,717	167,541	202,905	215,171	247,277	64,336	71,159	10.6	247,277	280,628	13.5
Net investment income	300,191	305,938	341,419	364,621	385,352	98,251	102,429	4.3	385,352	413,687	7.4
Amortized hedge costs on foreign investments (2)	(28,938)	(22,816)	(8,391)	(13,155)	(19,773)	(433)	(1,004)	131.9	(19,773)	(3,755)	(81.0)
Adjusted net investment income	271,253	283,122	333,028	351,466	365,579	97,819	101,425	3.7	365,579	409,932	12.1
Other income excl. realized foreign
currency gains (losses)	4,869	4,497	4,512	4,442	4,720	1,159	1,085		4,720	4,109

Total adjusted revenues	1,668,734	1,640,827	1,577,203	1,553,988	1,498,115	371,063	359,935	(3.0)	1,498,115	1,464,041	(2.3)

Benefits and claims:
Benefits and claims, net
Incurred claims -direct	727,491	734,471	743,247	788,572	781,774	196,953	198,831		781,774	815,894
Incurred claims -assumed (ceded)	(45,657)	(37,806)	(31,798)	(36,141)	(70,748)	(23,600)	(25,566)		(70,748)	(82,320)
Increase in FPB -direct	292,444	260,200	149,084	73,592	44,121	7,167	(4,588)		44,121	(26,672)
Increase in FPB -assumed (ceded)	(6,497)	(11,377)	(11,425)	(5,618)	2,226	2,908	5,304		2,226	13,877
Total benefits and claims, net, excluding reserve remeasurement	N/A	N/A	849,108	820,405	757,373	183,429	173,982		757,373	720,780
Reserve remeasurement (gain) loss	N/A	N/A	(6,879)	(13,337)	(13,072)	(3,562)	(2,723)		(13,072)	(64,197)
Total benefits and claims, net	967,782	945,487	842,229	807,068	744,301	179,866	171,258	(4.8)	744,301	656,583	(11.8)

Adjusted expenses:
Amortization of deferred policy
acquisition costs	77,286	68,818	43,131	44,123	45,840	11,766	12,040	2.3	45,840	48,581	6.0
Insurance commissions	79,661	79,036	77,449	73,482	68,751	16,817	16,105	(4.2)	68,751	65,889	(4.2)
Insurance and other expenses	189,203	199,606	202,586	198,493	182,364	49,871	46,688	(6.4)	182,364	165,314	(9.3)
Total adjusted expenses	346,150	347,460	323,166	316,097	296,955	78,454	74,834		296,955	279,784

Total benefits and adjusted expenses	1,313,932	1,292,947	1,165,395	1,123,165	1,041,256	258,320	246,093	(4.7)	1,041,256	936,367	(10.1)

Pretax adjusted earnings	¥354,802	¥347,881	¥411,808	¥430,823	¥456,859	¥112,742	¥113,843	1.0	¥456,859	¥527,675	15.5

(1) Includes the net interest cash flows from derivatives associated with certain investment strategies
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge costs/income

Aflac Japan

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
								%			%
	2019	2020	2021	2022	2023	2023	2024	Change	2023	2024	Change
Revenues:
Net earned premiums
Gross premiums	$13,304	$13,193	$11,765	$9,558	$8,649	$2,020	$1,901		$8,649	$7,654
Assumed (ceded)	(532)	(524)	(463)	(372)	(602)	(180)	(212)		(602)	(724)
Total net earned premiums	12,772	12,670	11,301	9,186	8,047	1,840	1,689	(8.2)	8,047	6,930	(13.9)
Net investment income (1)
Yen denominated	1,307	1,296	1,262	1,140	985	229	206	(10.0)	985	879	(10.8)
US$ denominated	1,446	1,569	1,845	1,641	1,755	435	467	7.4	1,755	1,849	5.4
Net investment income	2,753	2,865	3,107	2,782	2,739	664	672	1.2	2,739	2,727	(.4)
Amortized hedge costs on foreign investments (2)	(257)	(206)	(76)	(112)	(157)	(9)	(7)	(22.2)	(157)	(26)	(83.4)
Adjusted net investment income	2,496	2,659	3,031	2,669	2,582	655	665	1.5	2,582	2,701	4.6
Other income excl. realized foreign
currency gains (losses)	45	42	41	35	35	8	8		35	28

Total adjusted revenues	15,313	15,371	14,373	11,890	10,664	2,503	2,362	(5.6)	10,664	9,659	(9.4)

Benefits and claims
Benefits and claims, net
Incurred claims -direct	6,671	6,875	6,776	6,038	5,582	1,332	1,305		5,582	5,390
Incurred claims -assumed (ceded)	(419)	(354)	(290)	(275)	(502)	(160)	(167)		(502)	(543)
Increase in FPB -direct	2,684	2,437	1,356	562	314	49	(31)		314	(184)
Increase in FPB -assumed (ceded)	(60)	(107)	(104)	(43)	15	23	41		15	99
Total benefits and claims, net, excluding reserve remeasurement	N/A	N/A	7,738	6,282	5,409	1,245	1,147		5,409	4,761
Reserve remeasurement (gain) loss	N/A	N/A	(62)	(91)	(96)	(29)	(23)		(96)	(444)
Total benefits and claims, net	8,877	8,851	7,675	6,191	5,313	1,216	1,124	(7.6)	5,313	4,317	(18.7)

Adjusted expenses:
Amortization of deferred policy
acquisition costs	709	644	393	338	326	80	79	(1.3)	326	321	(1.5)
Insurance commissions	731	740	706	563	491	114	105	(7.9)	491	435	(11.4)
Insurance and other expenses	1,734	1,873	1,843	1,517	1,300	338	307	(9.2)	1,300	1,092	(16.0)
Total adjusted expenses	3,174	3,257	2,942	2,417	2,117	532	491		2,117	1,848

Total benefits and adjusted expenses	12,051	12,108	10,618	8,609	7,430	1,748	1,615	(7.6)	7,430	6,165	(17.0)

Pretax adjusted earnings	$3,261	$3,263	$3,756	$3,281	$3,234	$755	$747	(1.1)	$3,234	$3,494	8.0

(1) Includes the net interest cash flows from derivatives associated with certain investment strategies
(2) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income

Aflac Japan

Balance Sheets
(In Millions)

December 31,
2019		2020	2021	2022	2023	2024

Assets:

Investments and cash	¥12,847,994	¥13,080,154	¥13,645,902	¥12,777,746	¥12,566,939	¥12,216,793
Receivables, net of allowance for credit losses	28,219	20,782	22,439	23,138	24,848	31,172
Accrued investment income	65,485	62,722	67,493	76,489	74,666	77,899
Deferred policy acquisition costs	721,341	723,579	745,510	766,506	788,394	806,920
Other assets	308,411	320,351	386,832	387,065	946,644	1,136,609

Total assets	¥13,971,450	¥14,207,588	¥14,868,176	¥14,030,944	¥14,401,491	¥14,269,393

Liabilities and Shareholders' Equity:

Future policy benefits	¥8,924,868	¥9,175,501	¥11,755,704	¥10,315,140	¥10,444,044	¥9,630,864
Policy and contract claims	315,477	328,778	—	28	465	754
Unearned premiums	453,133	361,010	284,045	227,732	192,595	189,583
Other policyholders' funds	801,588	808,429	877,690	880,989	874,854	863,699
Income taxes (prim. deferred)	618,901	478,969	36,166	114,688	95,297	136,262
Other liabilities	357,135	253,219	502,633	575,554	576,879	526,477
Shareholders' equity	2,500,349	2,801,682	1,411,938	1,916,812	2,217,357	2,921,754

Total liabilities & shareholders' equity	¥13,971,450	¥14,207,588	¥14,868,176	¥14,030,944	¥14,401,491	¥14,269,393

Aflac Japan

Balance Sheets
(In Millions)

December 31,
2019		2020	2021	2022	2023	2024

Assets:

Investments and cash	$117,269	$126,378	$118,639	$96,290	$88,606	$77,233
Receivables, net of allowance for credit losses	258	201	195	174	175	197
Accrued investment income	598	606	587	576	526	492
Deferred policy acquisition costs	6,584	6,991	6,482	5,776	5,559	5,102
Other assets	2,815	3,095	3,363	2,917	6,675	7,186

Total assets	$127,523	$137,271	$129,266	$105,734	$101,541	$90,210

Liabilities and Shareholders' Equity:

Future policy benefits	$81,461	$88,652	$102,206	$77,733	$73,638	$60,885
Policy and contract claims	2,879	3,177	—	—	3	5
Unearned premiums	4,136	3,488	2,470	1,716	1,358	1,199
Other policyholders' funds	7,316	7,811	7,631	6,639	6,169	5,460
Income taxes (prim. deferred)	5,650	4,630	314	781	619	884
Other liabilities	3,260	2,447	4,369	4,337	4,067	3,328
Shareholders' equity	22,820	27,068	12,276	14,528	15,687	18,449

Total liabilities & shareholders' equity	$127,523	$137,271	$129,266	$105,734	$101,541	$90,210

Aflac Japan

Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(Yen In Millions)

		Net				Total		Benefits				Total		Pretax
		Earned	%	Adjusted	%	Adjusted	%	&	%		%	Adjusted	%	Adjusted	%
	Period	Premiums	Change	NII	Change	Revenues	Change	Claims, Net	Change	Amort.	Change	Expense	Change	Earn.	Change

	2019	1,392,612	(1.1)	271,253	2.2	1,668,734	(.6)	967,782	(1.6)	77,286	(1.5)	346,150	1.6	354,802	.2
	2020	1,353,208	(2.8)	283,122	4.4	1,640,827	(1.7)	945,487	(2.3)	68,818	(11.0)	347,459	.4	347,881	(2.0)
	2021	1,239,663	(8.4)	333,028	17.6	1,577,203	(3.9)	842,229	(10.9)	43,131	(37.3)	323,166	(7.0)	411,808	18.4
	2022	1,198,079	(3.4)	351,466	5.5	1,553,988	(1.5)	807,068	(4.2)	44,123	2.3	316,097	(2.2)	430,823	4.6
	2023	1,127,816	(5.9)	365,579	4.0	1,498,115	(3.6)	744,301	(7.8)	45,840	3.9	296,955	(6.1)	456,859	6.0
	2024	1,050,000	(6.9)	409,932	12.1	1,464,041	(2.3)	656,583	(11.8)	48,581	6.0	279,784	(5.8)	527,675	15.5

2022	1	304,884	(2.8)	79,042	5.9	385,000	(1.2)	206,890	(4.0)	10,886	3.3	77,095	(.8)	101,015	4.7
	2	302,213	(3.1)	94,004	8.4	397,358	(.5)	204,807	(3.7)	10,964	2.5	79,022	(.3)	113,529	5.5
	3	293,667	(4.5)	92,241	9.8	387,113	(1.4)	196,121	(4.8)	11,073	2.9	77,498	(4.0)	113,494	7.4
	4	297,315	(3.1)	86,180	(1.7)	384,517	(2.8)	199,250	(4.3)	11,201	.6	82,482	(3.5)	102,785	.8

2023	1	287,048	(5.9)	80,931	2.4	369,145	(4.1)	192,270	(7.1)	11,281	3.6	72,625	(5.8)	104,251	3.2
	2	283,377	(6.2)	87,963	(6.4)	372,544	(6.2)	186,310	(9.0)	11,359	3.6	72,808	(7.9)	113,426	(.1)
	3	285,305	(2.8)	98,866	7.2	385,363	(.5)	185,855	(5.2)	11,435	3.3	73,068	(5.7)	126,440	11.4
	4	272,085	(8.5)	97,819	13.5	371,063	(3.5)	179,866	(9.7)	11,766	5.0	78,454	(4.9)	112,742	9.7

2024	1	269,859	(6.0)	96,551	19.3	367,593	(.4)	180,873	(5.9)	12,289	8.9	66,157	(8.9)	120,564	15.6
	2	267,319	(5.7)	112,987	28.4	381,181	2.3	178,904	(4.0)	11,995	5.6	67,754	(6.9)	134,523	18.6
	3	255,397	(10.5)	98,969	.1	355,332	(7.8)	125,548	(32.4)	12,257	7.2	71,039	(2.8)	158,745	25.5
	4	257,425	(5.4)	101,425	3.7	359,935	(3.0)	171,258	(4.8)	12,040	2.3	74,834	(4.6)	113,843	1.0

Aflac Japan

Operating Ratios
(Before Management Fee)

		12-Mo. Rolling		Tot. Ben./		Tot. Adj.	Combined	Pretax
		Premium	Tot. Ben./	Premiums	Amort./	Expenses/	Ratio/	Profit
	Period	Persistency(1)	Premium	(3rd sector)	Premium	Total Adj. Rev.	Total Adj. Rev.	Margin

	2019	94.4	69.5	59.3	5.5	20.7	78.7	21.3
	2020	95.1	69.9	59.7	5.1	21.2	78.8	21.2
	2021	94.3	67.9	58.7	3.5	20.5	73.9	26.1
	2022	94.1	67.4	58.5	3.7	20.3	72.3	27.7
	2023	93.4	66.0	56.2	4.1	19.8	69.5	30.5
	2024	93.4	62.5	53.5	4.6	19.1	64.0	36.0

2022	1	94.3	67.9	58.5	3.6	20.0	73.8	26.2
	2	94.3	67.8	58.5	3.6	19.9	71.4	28.6
	3	94.3	66.8	59.4	3.8	20.0	70.7	29.3
	4	94.1	67.0	57.7	3.8	21.5	73.3	26.7

2023	1	93.9	67.0	57.7	3.9	19.7	71.8	28.2
	2	93.8	65.7	56.2	4.0	19.5	69.6	30.4
	3	93.5	65.1	54.8	4.0	19.0	67.2	32.8
	4	93.4	66.1	56.2	4.3	21.1	69.6	30.4

2024	1	93.4	67.0	57.5	4.6	18.0	67.2	32.8
	2	93.3	66.9	57.8	4.5	17.8	64.7	35.3
	3	93.3	49.2	41.8	4.8	20.0	55.3	44.7
	4	93.4	66.5	56.9	4.7	20.8	68.4	31.6

(1) Premium persistency presented on a 12-month rolling basis for all periods, rather than year to date

Aflac Japan

Aflac Japan Sales Results
(Yen In Millions, unless otherwise noted)

		Annl.		Third Sector
		Prem.		New Annl.		Total
		In Force	%	Prem.	%	New Annual.	%
	Period	(Billions)	Change	Sales	Change	Premium Sales	Change

	2019	1,489.3	(2.5)	72,836	(18.0)	79,697	(16.9)
	2020	1,426.5	(4.2)	45,110	(38.1)	50,852	(36.2)
	2021	1,360.6	(4.7)	48,977	8.6	54,764	7.7
	2022	1,301.0	(4.4)	47,998	(2.0)	54,765	—
	2023	1,246.4	(4.2)	52,234	8.8	60,730	10.9
	2024	1,209.0	(3.0)	47,651	(8.8)	64,111	5.6

2022	1	1,345.6	(4.6)	10,679	(19.0)	11,925	(14.8)
	2	1,332.0	(4.3)	11,372	(6.2)	12,731	(6.4)
	3	1,315.7	(4.3)	12,639	12.1	13,884	10.2
	4	1,301.0	(4.4)	13,308	1.7	16,224	11.4

2023	1	1,281.4	(4.8)	10,952	2.6	13,213	10.8
	2	1,268.4	(4.8)	13,964	22.8	16,112	26.6
	3	1,257.4	(4.4)	13,606	7.7	15,600	12.4
	4	1,246.4	(4.2)	13,711	3.0	15,805	(2.6)

2024	1	1,232.6	(3.8)	10,767	(1.7)	12,534	(5.1)
	2	1,222.5	(3.6)	12,712	(9.0)	16,833	4.5
	3	1,216.7	(3.2)	11,925	(12.4)	17,522	12.3
	4	1,209.0	(3.0)	12,246	(10.7)	17,222	9.0

Aflac Japan

Aflac Japan Product Mix
(New Annualized Premium Sales, Yen In Billions)

			% of		% of	Income	% of	Child	% of		% of	Ordinary	% of		% of
	Period	Cancer	Total	Medical	Total	Support	Total	Endowment	Total	WAYS	Total	Life Other	Total	Other	Total	Total
	2019	47.2	59.2	24.6	31.0	1.0	1.2	.2	.2	.4	.5	5.9	7.4	.4	.5	79.7
	2020	28.8	56.6	15.9	31.2	.5	1.0	.2	.4	.4	.7	4.8	9.5	.3	.6	50.9
	2021	27.0	49.2	20.4	37.2	.3	.5	.2	.3	.4	.8	4.9	9.0	1.6	3.0	54.8
	2022	30.9	56.5	14.6	26.6	.7	1.3	.2	.3	1.9	3.5	4.5	8.1	2.0	3.7	54.8
	2023	38.9	64.1	12.3	20.2	.3	.4	.2	.4	4.1	6.8	3.9	6.5	1.0	1.6	60.7
	2024	36.9	57.5	10.2	15.9	.2	.2	.1	.2	1.4	2.2	14.8	23.0	.6	1.0	64.1

2022	1	6.4	53.0	3.8	31.4	.1	1.1	.1	.3	.1	.7	1.1	9.0	.5	4.5	11.9
	2	6.8	53.4	3.8	29.9	.3	2.2	—	.2	.1	.8	1.2	9.2	.6	4.3	12.7
	3	8.4	60.1	3.7	26.4	.2	1.2	—	.2	.1	.6	1.0	7.7	.5	3.8	13.9
	4	9.5	58.2	3.4	20.8	.1	.8	.1	.4	1.6	10.1	1.1	7.2	.4	2.5	16.2

2023	1	7.9	59.9	2.7	20.8	.1	.6	.1	.6	1.2	8.9	1.0	7.3	.2	1.9	13.2
	2	10.9	67.7	2.8	17.5	.1	.4	.1	.4	1.0	6.6	1.0	6.1	.2	1.3	16.1
	3	10.3	65.6	3.1	20.0	.1	.4	.1	.4	.9	6.0	.9	6.1	.2	1.5	15.6
	4	9.9	62.5	3.6	22.8	.1	.4	—	.3	.9	6.0	1.1	6.6	.2	1.4	15.8

2024	1	7.9	63.2	2.7	21.1	—	.3	—	.3	.7	5.3	1.0	8.1	.2	1.7	12.5
	2	9.9	58.8	2.7	15.8	—	.2	—	.2	.4	2.3	3.7	21.8	.1	.9	16.8
	3	9.7	55.1	2.2	12.2	—	.2	—	.1	.1	.8	5.4	30.8	.1	.8	17.5
	4	9.4	54.5	2.7	15.9	—	.2	—	.1	.2	1.3	4.7	27.1	.1	.9	17.2

Aflac Japan

Aflac Japan Sales Force Data

		Number of Agencies by Type				Sales Contribution by Agency Type

	Period	Individual/ Independent Corporate	Affiliated Corporate	Bank	Total	Individual/ Independent Corporate	Affiliated Corporate	Bank	Licensed Sales Associates(1)	Recruited Agencies
	2019	7,683	1,343	367	9,393	45.7	50.0	4.3	109,265	77
	2020	7,231	1,312	361	8,904	52.3	42.6	5.1	111,886	48
	2021	6,779	1,283	360	8,422	51.1	43.7	5.2	111,854	62
	2022	6,159	1,239	359	7,757	49.5	46.5	4.0	110,259	38
	2023	5,751	1,203	360	7,314	46.7	50.0	3.3	113,010	24
	2024	5,384	1,166	360	6,910	48.2	48.6	3.2	113,836	50

2022	1	6,447	1,266	360	8,073	48.9	46.5	4.6	109,873	6
	2	6,335	1,255	359	7,949	48.4	48.1	3.5	110,096	12
	3	6,260	1,246	359	7,865	49.3	46.2	4.5	110,400	12
	4	6,159	1,239	359	7,757	51.2	45.4	3.4	110,259	8

2023	1	6,056	1,232	359	7,647	50.9	45.4	3.7	109,769	4
	2	5,947	1,219	360	7,526	44.8	52.5	2.7	112,593	5
	3	5,843	1,211	360	7,414	44.4	51.9	3.7	112,795	6
	4	5,751	1,203	360	7,314	47.7	49.2	3.1	113,010	9

2024	1	5,659	1,191	360	7,210	48.9	48.0	3.1	112,645	12
	2	5,542	1,180	360	7,082	49.5	48.4	2.1	114,424	12
	3	5,464	1,176	360	7,000	46.2	50.2	3.6	114,473	19
	4	5,384	1,166	360	6,910	48.5	47.7	3.8	113,836	7

(1) Excludes Dai-ichi Life, banks, Japan Post Group and Daido Life

Aflac Japan

Yen/Dollar Exchange Rates

				Yearly
		Closing	Qtr	Cum	%
	Period	Rate(1)	Avg	Avg	Change

	2019	109.56	N/A	109.07	1.2
	2020	103.50	N/A	106.86	2.1
	2021	115.02	N/A	109.79	(2.7)
	2022	132.70	N/A	130.17	(15.7)
	2023	141.83	N/A	140.57	(7.4)
	2024	158.18	N/A	150.97	(6.9)

2022	1	122.39	116.18	116.18	(8.9)
	2	136.68	129.39	122.79	(12.2)
	3	144.81	137.08	126.65	(14.3)
	4	132.70	141.87	130.17	(15.7)

2023	1	133.53	132.30	132.30	(12.2)
	2	144.99	137.53	134.97	(9.0)
	3	149.58	144.97	138.38	(8.5)
	4	141.83	148.11	140.57	(7.4)

2024	1	151.41	148.67	148.67	(11.0)
	2	161.07	155.70	152.30	(11.4)
	3	142.73	147.95	150.60	(8.1)
	4	158.18	152.35	150.97	(6.9)

	(1) Closing rate is based on the latest available and published MUFG Bank Ltd. TTM mid-day exchange rate.

Corporate and Other

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
								%			%
	2019	2020	2021	2022	2023	2023	2024	Change	2023	2024	Change
Revenues:
Total net earned premiums	$200	$194	$180	$145	$400	$142	$201	41.5	$400	$680	70.0
Net investment income (1)	88	80	(73)	30	(77)	(101)	55	154.5	(77)	201	361.0
Amortized hedge income (2)	89	97	57	68	121	29	26	(10.3)	121	113	(6.6)
Adjusted net investment income	177	177	(16)	98	44	(72)	81	212.5	44	314	613.6
Other income	15	13	11	24	15	6	2	(66.7)	15	13	(13.3)

Total adjusted revenues	393	384	175	267	460	76	284	273.7	460	1,007	118.9

Benefits and expenses:
Total net benefits and claims	194	180	161	141	467	261	132	(49.4)	467	407	(12.8)
Interest expense	133	164	165	162	144	36	43	19.4	144	156	8.3
Other adjusted expenses	137	155	142	181	273	97	113	16.5	273	412	50.9

Total benefits and adjusted expenses	464	499	469	485	885	395	288	(27.1)	885	975	10.2

Pretax adjusted earnings	$(72)	$(115)	$(293)	$(218)	$(425)	$(318)	$(4)	98.7	$(425)	$32	107.5

(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $46 and $174 for the three-month periods and $165 and $343 for the twelve-month periods ended December 31, 2024, and 2023, respectively, is included as a reduction to net investment income. Tax credits on these investments of $22 and $163 for the three-month periods and $164 and $334 for the twelve-month periods ended December 31, 2024, and 2023, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.

(2) See non-U.S. GAAP financial measures for the definition of amortized hedge cost/income

Non-U.S. GAAP Financial Measures

This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations.

Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the yen weakens, translating yen into dollars results in fewer dollars being reported. When the yen strengthens, translating yen into dollars results in more dollars being reported. Consequently, yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in yen and never converted into dollars but translated into dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM).

The Company defines the non-U.S. GAAP financial measures included in this document as follows:

•
Adjusted book value is the U.S. GAAP book value (representing total shareholders’ equity), less AOCI as recorded on the U.S. GAAP balance sheet. Adjusted book value per common share is adjusted book value at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value and adjusted book value per common share important as they exclude AOCI, which fluctuates due to market movements that are outside management’s control. The most comparable U.S. GAAP financial measures for adjusted book value and adjusted book value per common share are total book value and total book value per common share, respectively.

•
Adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is adjusted book value plus unrealized foreign currency translation gains and losses and pension liability adjustment. The Company considers adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment important as it excludes certain components of AOCI, which fluctuates due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measure for adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is total book value.

•
Adjusted debt is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding 50% of subordinated debentures and perpetual bonds and all pre-funding of debt maturities. The Company considers adjusted debt important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt is notes payable.

•
Adjusted debt including 50% of subordinated debentures and perpetual bonds is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding pre-funding of debt maturities. The Company considers adjusted debt including 50% of subordinated debentures and perpetual bonds important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt including 50% of subordinated debentures and perpetual bonds is notes payable.

•
Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that are outside of management’s control because they tend to be driven by general economic conditions and events or are related to infrequent activities not directly associated with insurance operations. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest from derivatives associated with notes payable but excluding any non-recurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively.

•
Adjusted earnings excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively.

•
Amortized hedge costs/income represent costs/income incurred or recognized as a result of using foreign currency derivatives to hedge certain foreign exchange risks in the Company's Japan segment or in Corporate and other. These amortized hedge costs/income are estimated at the inception of the derivatives based on the specific terms of each contract and are recognized on a straight-line basis over the contractual term of the derivative. The Company believes that amortized hedge costs/income measure the periodic currency risk management costs/income related to hedging certain foreign currency exchange risks and are an important component of net investment income. There is no comparable U.S. GAAP financial measure for amortized hedge costs/income.

•
Adjusted net investment gains and losses are net investment gains and losses adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, ii) net interest income/expense from foreign currency and interest rate derivatives associated with certain investment strategies, which are both reclassified to net investment income, and iii) the impact of interest from derivatives associated with notes payable, which is reclassified to interest expense as a component of total adjusted expenses. The Company considers adjusted net investment gains and losses important as it represents the remainder amount that is considered outside management’s control, while excluding the components that are within management’s control and are accordingly reclassified to net investment income and interest expense. The most comparable U.S. GAAP financial measure for adjusted net investment gains and losses is net investment gains and losses.

•
Adjusted net investment income is net investment income adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, and ii) net interest income/expense from foreign currency and interest rate derivatives associated with certain investment strategies, which are reclassified from net investment gains and losses to net investment income. The Company considers adjusted net investment income important because it provides a more comprehensive understanding of the costs and income associated with the Company’s investments and related hedging strategies. The most comparable U.S. GAAP financial measure for adjusted net investment income is net investment income.

•
Adjusted return on equity is annualized adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income (AOCI). Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on average equity (ROE) as determined using annualized net earnings and average total shareholders’ equity.

•
Adjusted return on equity excluding foreign currency remeasurement is annualized adjusted earnings divided by average shareholders’ equity, excluding both AOCI and the cumulative [beginning January 1, 2021] foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The Company considers adjusted return on equity excluding foreign currency remeasurement important because it excludes both AOCI and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity excluding foreign currency remeasurement is return on average equity (ROE) as determined using annualized net earnings and average total shareholders’ equity.